                                                                    EXHIBIT 10.4

                    AMENDMENT NO. 1 TO SUBSIDIARY GUARANTY


     THIS AMENDMENT, dated as of March 27, 1997, by (i) each of the Guarantors which is a party to the Subsidiary Guaranty referred to below (the "ORIGINAL GUARANTORS"); (ii) each of the following additional Subsidiaries of the
Borrower: ATRIA COMMUNITIES SOUTHEAST, INC., a Delaware corporation which is the surviving corporation of a merger with American ElderServe Corporation, a Georgia corporation, AMERICAN ELDERSERVE MANAGEMENT, INC., a Georgia corporation, SOUTHERN CARE, INC., a Georgia corporation, AMERICAN ELDERSERVE OF ALABAMA, INC., a Georgia corporation, AMERICAN ELDERSERVE OF TEXAS, INC., a Texas corporation, SOUTHEAST ASSISTED LIVING RESIDENCES, INC., a Georgia corporation, AMERICAN ELDERSERVE OF NORTH CAROLINA, INC., a North Carolina corporation, AMERICAN ELDERSERVE OF FLORIDA, INC., a Florida corporation, PLANTATION SOUTH ON CYPRESSWOOD LIMITED PARTNERSHIP, a Texas limited partnership, and PLANTATION SOUTH AT AUBURN PARTNERSHIP, an Alabama general partnership (each, together with its successors and assigns, an "ADDITIONAL SUBSIDIARY GUARANTOR"); and (iii) PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the "ADMINISTRATIVE AGENT") under the Credit Agreement referred to in the Subsidiary Guaranty identified below:

     PRELIMINARY STATEMENTS:

     (1) The Original Guarantors have heretofore entered into the Subsidiary Guaranty, dated as of August 15, 1996, in favor of the Administrative Agent (the "SUBSIDIARY GUARANTY"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

     (2) The parties hereto desire to amend certain of the terms and provisions of the Subsidiary Guaranty, all as more fully set forth below.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. JOINDER OF ADDITIONAL SUPPORTING GUARANTORS. Effective upon the execution and delivery of this Amendment, each Additional Subsidiary Guarantor hereby joins in and becomes a party to the Subsidiary Guaranty, as amended hereby, as a Guarantor thereunder as fully as if it had been an original signatory to the Subsidiary Guaranty. All representations, warranties, covenants, agreements and waivers contained in the Subsidiary Guaranty, as amended hereby, applicable to Guarantors thereunder shall apply to the Additional Subsidiary Guarantors from and after the date of execution and delivery of this Amendment.

     2. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Subsidiary Guaranty, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Subsidiary Guaranty are ratified and confirmed and shall continue in full force and effect.

     3. MISCELLANEOUS. The terms and provisions of sections 13, 14, 15, 16, 20, 23, 25 and 26 of the Subsidiary Guaranty are hereby incorporated into this Amendment as if set forth in full herein, except that references in such incorporated terms and provisions to "this Guaranty", "herein", "hereby" and words of similar import shall be deemed to refer to this Amendment instead of the Subsidiary Guaranty.



              [The balance of this page is intentionally blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                         LANTANA PARTNERS, LTD.
                              BY: HILLHAVEN PROPERTIES, LTD.,
                                    A GENERAL PARTNER
                         PHILLIPPE ENTERPRISES, INC.
                         HILLHAVEN PROPERTIES, LTD.
                         CASTLE GARDENS RETIREMENT CENTER
                              BY: HILLHAVEN PROPERTIES, LTD.,
                                    A GENERAL PARTNER
                         HILLCREST RETIREMENT CENTER, LTD.
                              BY: FAIRVIEW LIVING CENTERS, INC.,
                                    A GENERAL PARTNER
                         SANDY RETIREMENT CENTER LIMITED PARTNERSHIP
                              BY: HILLHAVEN PROPERTIES, LTD.,
                                    A GENERAL PARTNER
                         TOPEKA RETIREMENT CENTER, LTD.
                              BY: HILLHAVEN PROPERTIES, LTD.,
                                    A GENERAL PARTNER
                         EVERGREEN WOODS, LTD.
                              BY: ATRIA COMMUNITIES, INC.,
                                    A GENERAL PARTNER
                         FAIRVIEW LIVING CENTERS, INC.
                         TWENTY-NINE HUNDRED ASSOCIATES, LTD.
                              BY: TWENTY-NINE HUNDRED CORPORATION,
                                    A GENERAL PARTNER
                         TWENTY-NINE HUNDRED CORPORATION
                         WOODHAVEN PARTNERS, LTD.
                              BY: HILLHAVEN PROPERTIES, LTD.,
                                    A GENERAL PARTNER
                         TUCSON RETIREMENT CENTER LIMITED
                                    PARTNERSHIP
                              BY: HILLHAVEN PROPERTIES, LTD.,
                                    A GENERAL PARTNER


                         BY: _________________________________
                              VICE PRESIDENT


                         ATRIA COMMUNITIES SOUTHEAST, INC.
                         AMERICAN ELDERSERVE MANAGEMENT, INC.
                         SOUTHERN CARE, INC.
                         AMERICAN ELDERSERVE OF ALABAMA, INC.
                         AMERICAN ELDERSERVE OF TEXAS, INC.
                         SOUTHEAST ASSISTED LIVING RESIDENCES, INC.
                         AMERICAN ELDERSERVE OF NORTH CAROLINA, INC.
                         AMERICAN ELDERSERVE OF FLORIDA, INC.
                         PLANTATION SOUTH ON CYPRESSWOOD
                              LIMITED PARTNERSHIP
                              BY: AMERICAN ELDERSERVE OF TEXAS, INC.
                                    ITS GENERAL PARTNER
                         PLANTATION SOUTH AT AUBURN PARTNERSHIP
                              BY: AMERICAN ELDERSERVE OF ALABAMA, INC.
                                    ITS GENERAL PARTNER


                         BY:____________________________________
                              VICE PRESIDENT

                         PNC BANK, NATIONAL ASSOCIATION,
                              AS ADMINISTRATIVE AGENT


                         BY: _________________________________
                              VICE PRESIDENT

                                       3